UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 2, 2020
Date of Report (date of earliest event reported)

RAYMOND JAMES FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Florida	1-9109		59-1517485
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

880 Carillon Parkway	St. Petersburg	Florida	33716
(Address of principal executive offices)			(Zip Code)

(727) 567-1000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RJF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On December 2, 2020, Raymond James Financial, Inc. (the “Company”) appointed Marlene Debel, age 53, as a new director, with a term commencing on the date of appointment. Ms. Debel is executive vice president and chief risk officer of MetLife, Inc. since May 2019. Debel previously served as executive vice president and head of MetLife’s Retirement & Income Solutions, the company's institutional retirement business. She was previously chief financial officer for MetLife’s U.S. business. Debel joined MetLife in 2011 as treasurer. Prior to joining MetLife, Debel was global head of liquidity risk management and rating agency relations for Bank of America, where she developed the global liquidity risk strategy for the company. She was also responsible for managing the company's relationships with rating agencies and fixed income investors. She joined Bank of America with the acquisition of Merrill Lynch. In her 20 years at Merrill Lynch, she held a number of leadership positions, including assistant treasurer.

Debel earned a B.S. in finance, magna cum laude, from the State University of New York at Albany and an M.B.A. in finance from Fordham University. She serves on the board of the Women's Forum of New York.

In addition to being appointed to the Company’s Board of Directors (the “Board”), Ms. Debel has been named to the Board’s Audit and Risk Committee.

Ms. Debel will participate in the standard fee arrangements for non-executive directors, which are described in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders under the caption “Director Compensation,” filed with the Securities and Exchange Commission on January 10, 2020. Consistent with such arrangements, effective upon public announcement of her appointment to the Board, Ms. Debel has been granted an award of restricted stock units with a prorated value of $37,500, which units will vest in full at the first anniversary of the grant date. Ms. Debel will also enter into the Company’s standard indemnification agreement which the Company concludes with all directors, pursuant to which we will indemnify her for certain actions she takes in her capacity as a director. A copy of the form of indemnification agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 6, 2019, and is incorporated herein by reference.

A copy of the press release issued by the Company in connection with the above is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following are filed as exhibits to this report:

Exhibit No.	Description
99.1	Press release, dated December 2, 2020, issued by Raymond James Financial, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: December 2, 2020	By:	/s/ Paul M. Shoukry
Paul M. Shoukry
Chief Financial Officer and Treasurer